Exhibit 10.1

                FORM OF PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
                (for completion by non-United States residents)

                                REGAL ROCK, INC.


The undersigned (the "Purchaser") hereby irrevocably subscribes for and agrees to purchase up to _________ units (the "Units") in the capital of Regal Rock, Inc. (the "Company"), a Nevada company, at a price of US $0.75 per Unit for the aggregate purchase price of US $___________ (the "Purchase Price"). Each Unit shall consist of one share of common stock, $0.001 par value per share ("Common Stock") in the capital of the Company, and one common stock purchase warrant (a "Warrant") entitling the Purchaser to purchase an additional share of the Company's common stock for US $1.00 for a period of two years from the completion of the purchase. Together with this Subscription Agreement, the Purchaser is delivering to the Company the full amount of the purchase price for the Units in respect of which it is subscribing. The Offering is being conducted in reliance upon the exemption from registration requirements of the Securities Act of 1933, as amended (the "Securities Act") set forth in Regulation S promulgated under the Securities Act.

2. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. In order to induce the Company to accept this subscription, the Purchaser hereby represents and warrants to, and covenants with, the Company as follows:

A. The Purchaser is purchasing the Units for the Purchaser's own account (not as a nominee or agent)for investment purposes and not with a view toward resale or distribution of any part thereof. The Purchaser has no present arrangement or intention to sell or distribute the Units, or to grant participation in the Units. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Units sold hereby;

B. The Purchaser acknowledges and agrees that the United States Securities & Exchange Commission has not reviewed the offering of the Units and that the Units have not been registered under the Securities Act and may not be offered or sold in the United States or to U.S. persons unless the Units are registered under the Securities Act, sold in accordance with the provisions of Regulation S promulgated under the Securities Act or pursuant to an available exemption from registration. The certificate representing the shares of Common Stock and Warrants comprising the Units will bear the following legend and the Purchaser agrees to abide by the terms thereof:

      THE WARRANT EVIDENCED HEREBY AND THE SECURITIES ISSUABLE HEREUNDER, ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT. TRANSFER OF THIS WARRANT TO, AND THE EXERCISE OF THIS WARRANT BY OR ON BEHALF OF, A U.S. PERSON, IS PROHBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE



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      SECURITIES  ACT,   OR   PURSUANT   TO   AVAILABLE   EXEMPTION   FROM
      REGISTRATION.   HEDGING  TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN
      COMPLIANCE WITH THE SECURITIES ACT.

C. The Purchaser has had the opportunity to ask and receive answers to any and all questions the Purchaser had with respect to the Company, its business plan, management and current financial condition. The Purchaser acknowledges that the Company is newly organized, does limited operating history, will likely require additional capital to complete its business plan and that there is no assurance that the Company can obtain additional capital or successfully complete its business plan;

D. The Purchaser is an accredited investor and has such knowledge and expertise in financial and business matters that the Purchaser is capable of evaluating the merits of and risks involved in an investment in the Units and acknowledges that an investment in the Units entails a number of very significant risks and the Purchaser is able to withstand the total loss of its investment. The Purchaser acknowledges that the Company has recommended that each Purchaser obtain independent legal and financial advice prior to subscribing, including but not limited to advice as to the legality of any resale of the securities comprising the Units, as well as the suitability of the investment for the Purchaser;

E. Except as set forth in this Agreement, no representations or warranties have been made to the Purchaser by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Purchaser is not relying upon any information, other than that contained in this Agreement and the result of independent investigation by the Purchaser;

F. The Purchaser understands that the Units are being offered and sold to it in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Units;

G. The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and this Agreement is a legally binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms;

H. The Purchaser is not purchasing the Units as a result of any advertisement of the offering of the Units;

I.  This   subscription   for   the   Units   has  not  been  induced  by  any
representations or warranties by any person whatsoever with regard to the future value of the Company's securities;

J. The Subscriber is not a "U.S. Person" as defined by Regulation S of the Securities Act and is not acquiring the Units for the account or benefit of a U.S. Person. A "U. S. Person" is defined by Regulation S of the Securities Act to be any person who is:

         (a)  any natural person resident in the United States;

         (b) any partnership or corporation organized or incorporated under the laws of the United States;

         (c)  any estate of which any executor or administrator is a U.S.
              person;

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         (d)  any trust of which any trustee is a U.S. person;

         (e) any agency or branch of a foreign entity located in the United States;

         (f) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

         (g)  any partnership or corporation if:

              1. organized or incorporated  under  the  laws  of  any  foreign jurisdiction; and

              2. formed  by  a  U.S.  person  principally  for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Section 230.501 (a) of the Securities Act) who are not natural persons, estates or trusts.

K. The Purchaser agrees not to engage in hedging transactions with regard to the Units unless in compliance with the Securities Act; and

L. The Purchaser agrees to execute an agreement imposing restrictions on transfer of the Units in the form the Company requires.

3.   REPRESENTATIONS OF THE COMPANY.   The  Company  represents and warrants to
the Purchaser that:

A. The Company is duly incorporated under the laws of the State of Nevada and is in good standing in accordance with all applicable federal and state laws;

B. The execution, delivery and performance of this Agreement by the Company and the performance of its obligations hereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provisions of (i) the Company's Articles of Incorporation or By-laws, (ii) any indenture, mortgage, deed of trust, agreement or any instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statute or regulation, or (iv) any judgment, decree or order of any court or government body having jurisdiction over the Company or any of its property;

C. The execution, delivery and performance of this Agreement and the consummation of the issuance of the Units and the transactions contemplated by this Agreement are within the Company's corporate powers and have been duly authorized by all necessary corporate and stockholder action on behalf of the Company;

D. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened against the Company or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially and adversely affect the properties or assets thereof;

E. The Company is not in default in the performance or observance of any material obligation,agreement, covenant, or condition contained in any material indenture, mortgage, deed of trust, or other material instrument or agreement to which it is a party or by which it or its property may be bound; and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of a lien or charge on any assets or properties of the Company under any material deed of trust or other material agreement or instrument to which the Company is party or by which it is bound or any statute or the Articles of Incorporation or By-laws of the Company, or any decree, judgment, order, ruling or regulation of any court or government agency or body having jurisdiction over the Company or its properties;

F. There is no fact known to the Company (other than general economic conditions known to the public generally) that has not been disclosed in writing to the Purchaser that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or on the earnings, business affairs, business prospects, properties or assets of the Company, or (ii) could reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations pursuant to this Agreement.

4. NON-BINDING UNTIL ACCEPTED. The Purchaser understands that this subscription is not binding upon the Company until the Company accepts it,which acceptance is at the sole discretion of the Company and is to be evidenced by the Company's execution of this Agreement where indicated. The funds advanced by the Purchaser cannot be used by the Company until the Company has accepted the subscription and has executed this Agreement.

5. NON-ASSIGNABILITY. Neither this Agreement nor any of the rights of the Purchaser hereunder may be transferred or assigned by the Purchaser. Moreover, the Company shall refuse to register any transfer of the Units, or the shares of Common Stock or Warrants comprising the Units, not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.

6. MODIFICATION/ENTIRE AGREEMENT. This Agreement (i) may only be modified by a written instruction executed by the Purchaser and the Company; (ii)sets forth the entire agreement of the Purchaser and the Company with respect to the subject matter hereof; and (iii) shall enure heirs, legal representatives, successors and permitted assigns.

7.   GOVERNING  LAW.   This  Agreement  will  be  construed   and  enforced  in
accordance with and governed by the laws of the State of Nevada.

8. NOTICES. All Notices or other communication hereunder shall be in writing and shall be deemed to have been duly given if delivered personally (including courier service) or mailed by certified or registered mail, return receipt requested, postage prepaid.

IN  WITNESS  WHEREOF  the  Purchaser  has  executed  this   Private   Placement
Subscription Agreement on the date set forth below.

The Subscriber hereby offers to subscribe for _________ Units on the terms and conditions of this Agreement and agrees to pay the Purchase Price and delivers herewith a certified check, money order or bank draft in the sum of U.S.$__________ (U.S.) made payable to the Company.

DATED:  _________________________

                    (sign below if Subscriber is an individual)

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|   ||Signature of the Subscriber      |
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|   ||Printed Name of Subscriber       |
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|   ||Residential Address of Subscriber|
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                   (sign below if Subscriber is a corporation)
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|EXECUTED by                |)))))))|                           |
|___________________________|       |___________________________|
|in the presence of:        |       |per:                       |
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|                           |       |Authorized Signatory       |
|Witness                    |       |                           |
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
ACCEPTANCE BY THE COMPANY

This  Agreement is accepted by the Company as of  the  ____  day of  _________,
..
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||                    |
||REGAL ROCK, INC.    |
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||per:                |
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||Authorized Signatory|
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
                          INVESTOR QUALIFICATION FORM

The undersigned Subscriber represents and warrants to the Company that the Subscriber (please check one):

      [ ]HIGH NET WORTH INDIVIDUAL - the Subscriber is an individual who beneficially owns, or who together with his/her spouse beneficially owns, financial assets having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000.

      [ ]HIGH NET INCOME INDIVIDUAL - the Subscriber is an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent years or whose net income before taxes combined with that of his/her spouse exceeded $300,000 in each of those years, and who in either case has a reasonable expectation of exceeding the same net income level in the current year.

      [ ]HIGH NET ASSETS ENTITY - the Subscriber is a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund, that had net assets of at least CDN$5,000,000 as reflected in its most recently prepared financial statements.

      [ ]ENTITY WHOLLY-OWNED BY ACCREDITED INVESTORS - the Subscriber is a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

      [ ]REGISTRANT - the Subscriber is a person or company registered under the Securities Act or the securities legislation of another jurisdiction as an adviser or dealer, other than a limited market dealer.

      [ ]PROMOTER - the Subscriber is a promoter or an affiliated entity of a promoter of the Company.

      [ ]CLOSE RELATIVE - the Subscriber is a spouse, parent, grandparent or child of an officer, director or promoter of the Company.

      [ ]FRIEND, RELATIVE OR BUSINESS ASSOCIATE - the Subscriber is a close personal friend, close business associate of a director, senior officer or control person of the Company.

      [ ]CONTROL PERSON OR AFFILIATE - the Subscriber is an affiliated entity of the Company, or is a person or company holding a sufficient number of any securities of the Company to affect materially control of the Company or holding more than 20% of the outstanding voting securities of the Company.

      [ ]MUTUAL FUND FOR ACCREDITED INVESTORS - the Subscriber is a mutual fund or non-redeemable investment fund that distributes its securities only to persons or companies that are accredited investors.

      [ ]MUTUAL FUND UNDER PROSPECTUS - the Subscriber is a mutual fund or non-redeemable investment fund that distributes its securities under a prospectus for which a receipt has been granted.

      [ ]MANAGED ACCOUNT - the Subscriber is a managed investment portfolio account and is not acquiring a security of a mutual fund or non-redeemable investment fund.

      [ ]ACCOUNT MANAGED BY TRUST CORPORATION - the Subscriber is an account that is fully managed by a trust corporation registered under the Loan and Trust Corporations Act.

      [ ]BANK - the Subscriber is a bank listed in Schedule I or II of the Bank Act (Canada), or is an authorized foreign bank listed in Schedule III of that Act.

      [  ]BUSINESS  DEVELOPMENT  BANK  -  the   Subscriber   is   the  Business
         Development Bank incorporated under the Business Development Bank Act (Canada).

      [ ]CREDIT UNION - the Subscriber is a co-operative credit society, credit union central, federation of caisses populaires, credit union or league, or regional caisse populaire, or an association under the Cooperative Credit Associations Act (Canada), in each case, located in Canada.

      [ ]INSURANCE COMPANY - the Subscriber is a company licensed to do business as an insurance company in any jurisdiction.

      [ ]SUBSIDIARY OF THE FOREGOING - the Subscriber is a subsidiary of any company referred to in the foregoing five paragraphs, where the company owns all of the voting shares of the subsidiary.

      [ ]PENSION FUND - the Subscriber is a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority.

      [ ]ANALOGOUS ENTITY - the Subscriber is an entity organized outside of Canada that is analogous to any of the entities referred to in the foregoing seven paragraphs, or to a registered dealer or adviser under the Securities Act.

      [ ]CANADIAN GOVERNMENT - the Subscriber is the government of Canada or of any jurisdiction, or is a crown corporation, instrumentality or agency of a Canadian federal, provincial or territorial government.

      [ ]CANADIAN MUNICIPALITY - the Subscriber is a Canadian municipality or a Canadian provincial or territorial capital city.

      [ ]FOREIGN GOVERNMENT - the Subscriber is a national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any instrumentality or agency thereof.

      [ ]CHARITY - the Subscriber is a registered charity under the Income Tax Act (Canada).

      [ ]ISSUER BID - the Subscriber is the Company acquiring shares of its own issue.

I certify that the statements made in this Investor Qualification Form are true as of the date hereof.

DATED  this ______ day of ___________________, 2007.



                                        __________________________
                                        Signature of Subscriber


                                        __________________________
                                        Name of Subscriber(please print)


                                        __________________________
                                        Name and Title of Authorized Signatory
                                        (if  Subscriber  is  not an individual-
                                        please print)